UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 12, 2008

GSI COMMERCE, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

935 First Avenue, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-491-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2008, the Board of Directors of GSI Commerce, Inc. (the "Company") approved amendments to
Section 5(a) of the Company's Amended and Restated Bylaws (the "Bylaws") to clarify that the advance notice provisions set forth in Section 5(a) of the Bylaws are the exclusive means for a stockholder to make a director nomination or submit other business (other than matters properly brought under Rule 14a-8 of the federal proxy rules, which contain their own procedural requirements) before an annual meeting of stockholders.

The Board also made certain technical and conforming amendments to the Bylaws.

The foregoing summary of the amendments to the Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated Bylaws of GSI Commerce, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.

November 12, 2008	By:	/s/ Arthur H. Miller

Name: Arthur H. Miller
Title: Executive Vice President and Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of GSI Commerce, Inc.